Foreign Currency Remeasurement	12 Months Ended
Dec. 31, 2022
Foreign Currency [Abstract]
Foreign Currency Remeasurement

3. Foreign Currency Remeasurement

The U.S. dollar has been determined to be the functional currency for the net assets of the Company’s German operations. The transactions are recorded in the local currencies and are remeasured at each reporting date using the historical rates for nonmonetary assets and liabilities and current exchange rates for monetary assets and liabilities at the balance sheet date. Exchange gains and losses from the remeasurement of monetary assets and liabilities are recognized in other income (loss). The Company recognized a loss of approximately $(2,889) and $(22,440) for the years ended December 31, 2022 and 2021, respectively.

As of December 31, 2022 and 2021, the Company’s cash balances consisted of the following:

	2022	2021
U.S. Dollars	$1,374,992	$6,671,404
Euros – in US $	—	98,199
Cash Balance	$1,374,992	$6,769,603